                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We hereby consent to the use in this Amendment No. 4 to the Registration Statement on Form S-1 (No. 333-51523) of our report, dated January 6, 1999, relating to the consolidated financial statements of Troy Group, Inc. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.



                                          McGLADREY & PULLEN, LLP



Anaheim, California
April 8, 1999